UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549



                            FORM 8-K



                         CURRENT REPORT
        Pursuant to Section 13 or 15(d) of the Securities
                       Exchange Act of 1934

 Date of Report (Date of earliest event reported): May 22, 2002


              CONSOLIDATED FREIGHTWAYS CORPORATION

                  Commission File Number  1-12149

              Incorporated in the State of Delaware
          I.R.S. Employer Identification No. 77-0425334

             16400 S.E. CF Way, Vancouver, WA 98683
                 Telephone Number (360) 448-4000




Item 4.  Change in Registrant's Certifying Accountant.

       The Board of Directors of Consolidated Freightways Corporation (the Company), based upon the recommendation of its Audit Committee, dismissed Arthur Andersen LLP (Arthur Andersen) as its independent public accountants and engaged KPMG LLP (KPMG) to serve as the Company's independent public accountants for the fiscal year 2002, effective May 22, 2002.

      Arthur Andersen's reports on the Company's consolidated financial statements for the years ended December 31, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

      During the years ended December 31, 2001 and 2000, and through May 22, 2002, there were no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to Arthur Andersen's satisfaction, would have caused them to make a reference to the subject matter of the disagreement in connection with their reports on the Company's consolidated financial statements. There were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

     A letter from Arthur Andersen is attached as Exhibit 16.1.

      During the years ended December 31, 2001 and 2000, the Company did not consult KPMG with respect to any matters set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.


Item 7.  Financial Statements and Exhibits

     (c) Exhibits

           16.1 Letter from Arthur Andersen LLP to the Securities and Exchange Commission, dated May 24, 2002.


                            SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           Consolidated Freightways Corporation
                                      (Registrant)



May 24, 2002                       /s/Robert E. Wrightson
                                   Robert E. Wrightson
                                   Executive Vice President and
                                      Chief Financial Officer